DYNAMIC VARIABLE LIFE II

A LEVEL PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
issued by
ReliaStar Life Insurance Company of New York
and its
ReliaStar Life Insurance Company of New York Variable Life Separate Account I

Supplement Dated May 14, 2021

This supplement updates and amends your prospectus dated May 1, 1994, and subsequent supplements thereto.
Please read it carefully and keep it with your prospectus for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in your prospectus.
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IMPORTANT INFORMATION ABOUT THE INTERNET AVAILABILITY
OF FUND SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the Funds available through your Policy will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If available, you may elect to receive shareholder reports and other communications from the Company electronically by contacting Customer Service.

You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-877-886-5050. Your election to receive reports in paper will apply to all funds available under your Policy.

IMPORTANT INFORMATION ABOUT THE PRINCIPAL UNDERWRITER

On January 4, 2021, Voya Financial, Inc., a Delaware corporation (“Voya”) closed on the Master Transaction Agreement (the “Resolution MTA”) with Resolution Life U.S. Holdings Inc., a Delaware corporation (collectively with its affiliates, “Resolution Life US”) pursuant to which Resolution Life US acquired all of the shares of the capital stock of Security Life of Denver Insurance Company, a Colorado-domiciled life insurance company (“SLD”), and several other subsidiaries and affiliates of SLD.  The sale of these legal entities along with certain reinsurance transactions resulted in the disposition of substantially all of Voya’s individual life insurance and legacy non-retirement annuity business and related assets.  In connection with closing of the Resolution MTA, the name of the underwriter Voya America Equities, Inc. changed to SLD America Equities, Inc. Accordingly, all references in your prospectus, in any prospectus supplement, and/or in the Statement of Additional Information to Voya America Equities, Inc. are deleted and replaced with SLD America Equities, Inc.  Additionally, the address for SLD America Equities, Inc. is:

20 Washington Ave S,
Minneapolis, MN  55401

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